SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Investor Cash Trust - Treasury Portfolio

Effective on or about June 2, 2014, the following change will be made to APPENDIX I-I – INVESTMENT PRACTICES AND TECHNIQUES of the fund’s Statements of Additional Information Part I:

“Repurchase Agreements” is hereby deleted.

Please Retain This Supplement for Future Reference

March 11, 2014
SAISTKR-143